Note 18 Sensitivity analysis for main assumptions Turkey (Details) - TURKEY € in Millions	Dec. 31, 2021 EUR (€) [1]
Increase of 50 basis points [Member]
Sensitivity analysis for main assumptions Turkey [Line Items]
Recoverable amount of asset or cash-generating unit	€ (84)
Growth rate used to extrapolate cash flow projections Turkey	14
Decrease of 50 basis points [Member]
Sensitivity analysis for main assumptions Turkey [Line Items]
Recoverable amount of asset or cash-generating unit	(88)
Growth rate used to extrapolate cash flow projections Turkey	€ (13)

[1]	(*) The use of very different discount or growth rates would be inconsistent with the macroeconomic assumptions under which the Unit builds its business plan, such as inflation assumptions or interest rate curves used to determine cash flows.